CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

SECOND AMENDMENT
This SECOND AMENDMENT (“Second Amendment ”) is effective as of July 15, 2014 (“Second Amendment Effective Date ”), by and between Daewoong Pharmaceutical Co., Ltd. (“DAEWOONG ”) and Evolus Inc. (“EVOLUS ”), and amends that certain License & Supply Agreement between the Parties dated September 30, 2013, as amended by that certain First Amendment dated on February 26, 2014 (the “Original Agreement ”).
The Parties, for their mutual benefit, now wish to amend the Original Agreement. Capitalized terms herein used which are not herein defined shall have the respective meanings ascribed to them in the Original Agreement. All references to the term “Agreement” in the Original Agreement shall be deemed to include all of the terms and conditions of this Second Amendment.
NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:
1.AMENDMENT.
(a) Territory. The definition of “Territory” in Section 1.36 of the Original Agreement is hereby deleted in its entirety and replaced with the following:
“Territory” means the United States of America and its territories and possessions, the EU, Australia, Canada, Russia and the CIS, South Africa, and Japan. As used herein, (a) “EU” means all of the European Union member states as of the applicable time during the Term and (b) CIS means all of the Commonwealth of Independent member states as of the applicable time during the Term. From time to time in this Agreement, all regions within the Territory other than Japan and the United States of America and its territories and possessions are sometimes referred to herein as the “Non-US Territory ”, and the United States and its territories and possessions are referred to as the “US Territory ,” and Japan is referred to as “Japan .”
(b)     Exclusivity. All definition and meaning of exclusivity including but not limited to such a word written as “exclusive” and/or “exclusively” in the entire Original Agreement, is hereby considered as exclusive only in the Non-US Territory and US Territory. Any right or license to be granted by DAEWOONG to EVOLUS shall be non-exclusive in Japan. As following this condition, section 2.2 (a), 3.4, 4.9, 4.10, 12.3 13.7 and 24.2 shall not be related to Japan among the territories of this Agreement.
2. COUNTERPARTS. This Second Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument. Signatures to this Second Amendment transmitted by facsimile, email, portable document format (.pdf) or by any other electronic means intended to preserve the original graphic and pictorial appearance of this Agreement shall have the same effect as the physical delivery of the paper document bearing original signatures.
3. No OTHER AMENDMENTS. Except as herein set forth, the Original Agreement has not been modified and, as amended by this Second Amendment, remains of full force and effect. To the extent there are any inconsistencies or ambiguities between the specific subject matter of this Second Amendment and the Original Agreement, the terms of this Second Amendment shall supersede the Original Agreement.

IN WITNESS WHEREOF, the duly authorized representatives of the Parties have executed this Second Amendment effective as of the Second Amendment Effective Date.

DAEWOONG PHARMACEUTICAL CO., LTD.		EVOLUS INC.
By:	/s/ Jongwook Lee	By:	/s/ Christopher Marmo
Name:	Jongwook Lee	Name:	Christopher Marmo
Title:	CEO, President	Title:	Chief Executive Officer
Date:	July 15, 2014	Date:	July 15, 2014

Annex B Amendment
Target Performance for Japan
(volume calculation based on [***] IU)

Product	Price per Unit	1st Year	2nd Year	3rd Year	4th Year	5th Year
Nabota™	[***]] USD per [***] IU vial [***] USD per [***] IU vial [***] USD per [***] IU Vial	[***] Vial	[***] Vial	[***] Vial	[***] Vial	[***] Vial
* In the event that EVOLUS fails to achieve the Minimum Annual Purchases in Japan as described above (i.e., [***]% of the targeted performance for Japan), but EVOLUS or its Affiliates have achieved at least [***]% of the target performance by market share in Japan based upon the table set forth below, then EVOLUS and its Affiliates shall be deemed to have met the Annual Purchase Minimums for Japan for the applicable year. For the avoidance of doubt, if the Minimum Annual Purchase quantities are accomplished for Japan for any given year, then EVOLUS shall have met the Minimum Annual Purchases for Japan in such year regardless of the market share criteria set forth below.
Target percentage of market share for Japan

Product	Price per Unit	1st Year	2nd Year	3rd Year	4th Year	5th Year
Nabota™	[***] USD per [***] IU vial [***] USD per [***] IU vial [***] USD per [***] IU vial	[***]%	[***]%	[***]%	[***]%	[***]%